                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is dated and deemed effective as of February 22, 2000 by and among Nextel Partners, Inc. (the "Company") and the shareholders listed on the signature pages hereto. Terms that are not defined in context are used as defined in Section 24.

                               W I T N E S S E T H

     WHEREAS, the parties hereto were parties to that certain Shareholders' Agreement dated January 29, 1999 which was amended and restated on February 18, 2000 and was further amended as of February 22, 2000 (collectively, the "Shareholders' Agreement");

     WHEREAS, in connection with the initial public offering by the Company of shares of its Class A Common Stock (the "Common Stock"), certain shareholders who were parties to the Shareholders' Agreement agreed to be removed from the Shareholders' Agreement and agreed to be parties to this Registration Rights Agreement (hereinafter the shareholders who have been removed from the Shareholders' Agreement and who are parties to this Registration Rights Agreement shall be referred to herein individually as a "Shareholder Party" and collectively as "Shareholder Parties");

     The parties hereto agree as follows:

     1.   PIGGYBACK REGISTRATION RIGHTS, COMPANY REGISTRATION.

     (a) If the Company proposes to register any of its Company Common Stock under the Securities Act (other than a registration (x) on Form S-8 or S-4 or any successor or similar forms, (y) relating to securities issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or (z) in connection with a direct or indirect merger, acquisition or other similar transaction), whether or not for sale for its own account, it will each such time, subject to the provisions of Section 1(b), give prompt written notice to each Shareholder Party at least 20 days prior to the anticipated filing date of the registration statement relating to such registration, which notice shall set forth such Shareholder Party's rights under this Section 1 and shall offer all Shareholder Parties the opportunity to include in such registration statement such number of Registrable Securities as each such Shareholder Party may request. Upon the written request of any such Shareholder Party made within 10 days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Shareholder Party), the Company will use all reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Shareholder Parties, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; PROVIDED that (i) if such registration involves an


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

Underwritten Public Offering, all such Shareholder Parties requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the Company or the Demanding Shareholder, as applicable, and (ii) if, at any time after giving written notice of its intention to register any Company Common Stock pursuant to this Section 1(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Company Common Stock, the Company shall give written notice to all Shareholder Parties and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 1.

     (b) If a registration described in this Section 1 involves an Underwritten Public Offering (other than in the case of an Underwritten Public Offering requested by any Demanding Shareholder in a Demand Registration in which case the provisions with respect to priority of inclusion in such offering set forth in Section 2(b) below shall apply) and the managing underwriter advises the Company in writing that, in its view, the number of shares of Company Common Stock which the Company and any Shareholder Parties intend to include in such registration exceeds the Maximum Offering Size, the Company will include in such registration, in the following priority, up to the Maximum Offering Size:

          (i) first, so much of the Company Common Stock proposed to be registered for the account of the Company as would not cause the offering to exceed the Maximum Offering Size; and

          (ii) second, all Registrable Securities requested to be included in such registration by a Shareholder Party and by a party to the Shareholders' Agreement, (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Shareholder Parties and the parties to the Shareholders' Agreement on the basis of the relative number of shares of Registrable Securities so requested to be included in such registration).

     2.   PIGGYBACK REGISTRATION RIGHTS, DEMAND REGISTRATION

     (a) Should a Demanding Shareholder make a Demand Registration of the Company, then the Company shall promptly give written notice of the Demand Registration at least 30 days prior to the anticipated filing date of the registration statement relating to such Demand Registration to the Shareholder Parties and thereupon will use its reasonable best efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

          (i) The Registrable Securities which the Company has been so requested to register by the Demanding Shareholder, then held by the Demanding Shareholder; and

          (ii) Subject to the restrictions set forth in Section 1 (a) above, all other Registrable Securities which any Shareholder Party and any party to the Shareholders' Agreement has requested the Company to register by written request received by the Company within 15 days after the receipt by such Shareholder Party and party to the Shareholders' Agreement of such written notice given by the Company, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

     (b) If a Demand Registration involves an Underwritten Public Offering and the managing underwriter advises the Company that, in its view, (x) the number of shares of Company Common Stock requested to be included in such registration (including Company Common Stock which the Company proposes to be included which are not Registrable Securities) or (y) the inclusion of some or all of the shares of Company Common Stock owned by the Demanding Shareholders or the Shareholder Parties, in any such case, exceeds the Maximum Offering Size, the Company will include in such registration in the priority listed below, up to the Maximum Offering Size:

          (i) first, all Registrable Securities requested to be registered by the Demanding Shareholders (including any Registered Securities requested to be registered by the High Yield Investors) (allocated, if necessary for the offering not to exceed the Maximum Offering Size pro rata among the Demanding Shareholders and the High Yield Investors on the basis of the relative number of Registrable Securities so requested to be included in such registration);

          (ii) second, all Registrable Securities requested to be included in such registration by Shareholder Parties and parties to the Shareholders' Agreement other than the Demanding Shareholders and the High Yield Investors (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Shareholder Parties and such parties to the Shareholders' Agreement on the basis of the relative number of Registrable Securities so requested to be included in such registration); and

         (iii) third, any Company Common Stock proposed to be registered by the Company.

     3. HOLDBACK AGREEMENTS. With respect to each and every Underwritten Public Offering:

     (a) each Shareholder Party agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other security of the Company (in each case, other than as part of such Underwritten Public Offering) during the 14 days prior to the effective date of the applicable registration statement (except as part of such registration) or during the period after such effective date that such managing underwriter and the Company shall agree (but not to exceed 180 days or any such shorter period (but not less than 90 days) as the managing underwriter may suggest).

     (b) Each Shareholder Party agrees that, so long as a Demanding Shareholder has the right to request one or more Demand Registrations, each Shareholder Party will not effect any public sale or distribution, including any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any Registrable Securities, or any such public sale or distribution of any other security of the Company, from the date that the Shareholder Party is first notified of the Company's intention to make a Public Offering through the date that is 90 days following completion of such Public Offering, unless the underwriting group, not including Donaldson, Lufkin and Jenrette, Inc. or any of its controlled affiliates, permits such sales or distributions to be made by a Shareholder Party during such 90 day period.

     4. REGISTRATION PROCEDURES. Whenever Shareholder Parties request that any Registrable Securities be registered pursuant to Section 1 or 2 hereof, the Company will, subject to the provisions of such Sections, use all reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

     (a) The Company will as expeditiously as possible prepare and file with the SEC a registration statement on any form selected by counsel for the Company and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use all reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 90 days (or such shorter period in which all of the Registrable Securities of the Shareholder Parties included in such registration statement shall have actually been sold thereunder).

     (b) The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Shareholder Party and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company will furnish to such Shareholder Party and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Shareholder Party or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such party. Each Shareholder Party shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to such party and the Company shall use all reasonable efforts to comply with such request, PROVIDED, HOWEVER, that the Company shall not have any obligation to so modify any information if so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading.

     (c) After the filing of the registration statement, the Company will promptly notify each Shareholder Party holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC or any state securities commission under state blue sky laws and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     (d) The Company will use all reasonable efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as any Shareholder Party holding such Registrable Securities reasonably (in light of such party's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Shareholder Party to consummate the disposition of the Registrable Securities owned by such party; PROVIDED that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

     (e) The Company will immediately notify each Shareholder Party holding such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading and promptly prepare and make available to each such Shareholder Party and file with the SEC any such supplement or amendment.

     (f) The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including the engagement of a "qualified independent underwriter" in connection with the qualification of the underwriting arrangements with the NASD.

     (g) Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company will make available for inspection by any party and any underwriter participating in any offering pursuant to a registration statement being filed by the Company pursuant to this
Section 4 and any attorney, accountant or other professional retained by any Shareholder Party or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably requested by any such Person, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement.

     (h) The Company will furnish to each Shareholder Party and to each such underwriter, if any, a signed counterpart, addressed to such underwriter and the participating Shareholder Party , of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as a majority in interest of such Shareholder Party or the managing underwriter therefor reasonably requests.

     (i) The Company will otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

     (j) The Company may require each Shareholder Party (i) to promptly furnish in writing to the Company information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request,
(ii) to provide such other information as may be legally required in connection with such registration and (iii) to take such other acts as are reasonably necessary under the circumstances.

     (k) Each Shareholder Party agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e), such Shareholder Party will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Shareholder Party's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(e), and, if so directed by the Company, such Shareholder Party will deliver to the Company all copies, other than any permanent file copies then in such Shareholder Party's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 4(a)), by the number of days during the period from and including the date of the giving of notice pursuant to Section 4(e) to the date when the Company shall make available to such Shareholder Party a prospectus supplemented or amended to conform with the requirements of Section 4(e).

     5. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Shareholder Party hereto holding Registrable Securities covered by a registration statement, its officers, directors, employees, partners and agents, and each Person, if any, who controls such Shareholder Party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, offering circular or other offering document relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in light of the circumstances under which they were made), except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission so made in strict conformity with information furnished in writing to the Company by such Shareholder Party or on such Shareholder Party's behalf expressly for use therein or (iii) any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company, or any blue sky or state securities laws or any rule or regulation thereunder applicable to the Company; PROVIDED that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Company has provided such prospectus to such Shareholder Party in a timely manner prior to such sale and it was the responsibility of such Shareholder Party under the Securities Act to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any underwriters of the Registrable Securities and each accountant, attorney and other Person who participates in the offering of the Registrable Securities on behalf of the Company or any selling shareholder, their officers and directors and each person who controls such underwriters and other Persons on substantially the same basis as that of the indemnification of the parties provided in this Section 5.

     6. INDEMNIFICATION BY PARTICIPATING PARTIES. Each Shareholder Party holding Registrable Securities included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Shareholder Party, but only (i) with respect to information furnished in writing by such Shareholder Party or on such party's behalf expressly for use in any registration statement, prospectus, offering circular or other document relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in Section 5 results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of such Shareholder Party to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Each Shareholder Party shall be prepared, if required by the underwriting agreement, to indemnify and hold harmless any underwriters of the Registrable Securities and each accountant, attorney and other Person who participates in the offering of the Registrable Securities on behalf of the Company or any selling parties, their officers and directors and each person who controls such underwriters and other Persons on substantially the same basis as that of the indemnification of the Company provided in Section 5. As a condition to including Registrable Securities in any registration statement filed in accordance with this Agreement, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

     7. CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Agreement, such Person (an "INDEMNIFIED PARTY"), after the Indemnified Party has actual notice of any proceeding as to which indemnity may be sought, shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; PROVIDED that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any and all losses, claims, damages, liabilities and expenses or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

     8.   CONTRIBUTION.

     (a) If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (i) as between the Company and the Shareholder Parties holding Registrable Securities covered by a registration statement and their related Indemnified Parties on the one hand and the underwriters, other participating Persons and their related Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Shareholder Parties on the one hand and the underwriters and other participating Persons on the other, from the offering of the parties' Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Shareholder Parties on the one hand and of such underwriters and other participating Persons on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations and (ii) as between the Company and their related Indemnified Parties on the one hand and each Shareholder Party and their related Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Shareholder Party in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Shareholder Parties on the one hand and such underwriters and other participating Persons on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Shareholder Parties bear to the total underwriting discounts and commissions received by such underwriters and fees received by other participating Persons, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Shareholder Parties on the one hand and of such underwriters and other participating Persons on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Shareholder Parties or by such underwriters and other participating Persons. The relative fault of the Company on the one hand and of each Shareholder Party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by a Shareholder Party and the Shareholder Party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (b) The Company and the Shareholder Parties agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to Securities purchased by such underwriter in such offering, less the aggregate amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no party shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such party hereto were offered to the public exceeds the amount of any damages which such party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each party's obligation to contribute pursuant to this Section 8 is several in the proportion that the proceeds of the offering received by such party bears to the total proceeds of the offering received by all such parties hereto and not joint.

     9. PARTICIPATION IN PUBLIC OFFERING. No Person may participate in any Underwritten Public Offering hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement.

     10. COOPERATION BY THE COMPANY. In the event any Shareholder Party shall transfer any Registrable Securities pursuant to Rule 144A under the Securities Act, the Company shall cooperate, to the extent commercially reasonable, with such Shareholder Party and shall provide to such Shareholder Party such information as such Shareholder Party shall reasonably request, PROVIDED such Shareholder Party shall pay any material expenses incurred by the Company in connection with its cooperation.

     11. NO TRANSFER OF REGISTRATION RIGHTS. None of the rights of parties under this Agreement shall be assignable by any party to any Person acquiring Securities in any Public Offering or pursuant to Rule 144A of the Securities Act.


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

     12. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. The Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration, (a) unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities would not reduce the amount of the Registrable Securities of the Shareholder Parties included therein or (b) on terms otherwise more favorable to such holder or prospective holder than provided in this Agreement. The Company shall not, without the consent of the Shareholder Parties whose consent would be necessary to amend this Agreement, consent to any amendment to the Shareholders' Agreement that makes the Restricted Provisions of the Shareholders' Agreement more favorable to the parties to the Shareholders' Agreement than the corresponding provisions of this Agreement are to the parties hereto. For purposes of this
Section 12, "Restricted Provisions" means those terms of the Shareholders' Agreement that provide for (i) the number of demand registration rights available thereunder or the period during which, or the other circumstances under which, demand registration rights are available thereunder and (ii) the order of priority in which the Shareholder Parties have the right to participate in registrations thereunder.

     13. TERMINATION. This Agreement, and the rights and obligations hereunder, shall terminate as to all parties on January 29, 2014 and shall terminate with respect to any single Shareholder Party when such Shareholder Party no longer owns any Registrable Securities. Notwithstanding the foregoing, the indemnification and contribution provisions set forth in sections 5, 6, 7 and 8 shall survive termination of this Agreement.

     14. ASSIGNABILITY. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party.

     15. WAIVER/AMENDMENTS. No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the Company with approval of its Board of Directors and holders of at least 75% of the shares of Common Stock of the Company held by the Shareholder Parties to this Agreement at the time of such proposed amendment or modification.

     16. NOTICES. All notices and other communications given or made pursuant hereto, unless otherwise specified, shall be in writing and shall be deemed to have been duly given and received when sent by fax (with confirmation of receipt) or delivered personally or on the third Business Day after being sent by registered or certified U.S. mail (postage prepaid, return receipt requested) to the parties at the fax number or address set forth in the signature pages attached hereto or at such other addresses as shall be furnished by the parties by like notice.


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

     17. FEES/EXPENSES. Except for the Company's obligation to pay Registration Expenses as provided herein, all other attorneys' fees and expenses incurred by any party in connection with this Agreement shall be paid by such party.

     18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     19. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

     20. SPECIFIC ENFORCEMENT. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any such party to this Agreement, without posting any bond, and in addition to all other remedies which may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

     21. PUNITIVE/CONSEQUENTIAL DAMAGES. Each party hereto acknowledges that no party is entitled to seek or recover consequential, punitive or exemplary damages in respect of this Agreement under any circumstances or for any reason. Consequential damages are, without limitation, lost profits, lost revenue and the like but do not include the actual costs incurred in obtaining substitute performance where there has been a failure to perform an obligation under an agreement.

     22.  CONSENT TO JURISDICTION; EXPENSES.

     (a) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any Federal Court sitting in New York, New York, or any New York State court sitting in New York, New York, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party consents to the personal jurisdiction of any Federal Court sitting in New York, New York, or any New York State court sitting in New York, New York.


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

     (b) In any dispute arising under this Agreement among any of the parties hereto, the costs and expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by the prevailing party shall be paid by the party that does not prevail.

     23. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable to any extent under applicable law, such provision shall be interpreted as if it were written so as to be enforceable to the maximum possible extent so as to effectuate the parties' intent to the maximum possible extent, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the maximum extent permitted by law.

     24. CERTAIN DEFINITIONS. The following terms used in this Agreement shall have the following meanings:

     "DEMAND REGISTRATION" shall have the meaning set forth in Section 6.01(a) of the Shareholders' Agreement.

     "DEMANDING SHAREHOLDER" means those certain shareholders of the Company who have the right and who request a Demand Registration pursuant to the Shareholders' Agreement.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "HIGH YIELD INVESTORS" means each of Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P., The Huff Alternative Income Fund L.P., and TCW. [SECTION 3.04(C)]

     "MAXIMUM OFFERING SIZE" means the largest number of shares which can be sold without having an adverse effect on the contemplated offering, including, without limitation, the price at which such shares can be sold.

     "PERSON" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "PUBLIC OFFERING" means any primary or secondary public offering of Company Common Stock of the Company pursuant to an effective registration statement under the Securities Act other than pursuant to a registration statement filed in connection with a transaction of the type described in Rule 145 of the Securities Act or for the purpose of issuing securities pursuant to an employee benefit plan.

     "REGISTRABLE SECURITIES" means, at any time, with respect to a Shareholder Party, any shares of Company Common Stock then owned by such Shareholder Party and that were acquired by such Shareholder Party on January 29, 1999 pursuant to that certain Subscription and Contribution Agreement dated January 29, 1999 or on September 9,

1999 pursuant to that certain Expansion Subscription and Contribution Agreement until (i) a registration statement covering such Company Common Stock has been declared effective by the SEC and such securities have been disposed of pursuant to such effective registration statement, or (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or such securities may be sold pursuant to Rule 144(k).

     "REGISTRATION EXPENSES" means (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the securities registered), (iii) printing expenses, (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 4), (vi) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (vii) reasonable fees and expenses of up to one counsel to represent collectively all of the Shareholder Parties and, if applicable, the Demanding Shareholders, participating in the offering, (viii) fees and expenses in connection with any review of underwriting arrangements by the National Association of Securities Dealers, Inc. (the "NASD") including fees and expenses of any "qualified independent underwriter" and (ix) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but shall not include any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Shareholder Parties or any fees and expenses of underwriter's counsel or any other fees and expenses of underwriters.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933.

     "UNDERWRITTEN PUBLIC OFFERING" means an underwritten Public Offering of Company Common Stock consummated pursuant to an effective registration statement under the Securities Act.




                            [SIGNATURE PAGES FOLLOW]


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